UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Beginning on May 10, 2017, Lumber Liquidators Holdings, Inc. (the “Company”) intends to use a slide presentation in connection with investor meetings and presentations from time to time.  The slides to be used during these meetings and presentations are furnished herewith as Exhibit 99.1 and are incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as will be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

99.1	Lumber Liquidators Holdings, Inc. Investor Presentation, May 2017 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ Martin D. Agard
Martin D. Agard
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Lumber Liquidators Holdings, Inc. Investor Presentation, May 2017 (furnished pursuant to Item 7.01)